Exhibit 99.1

The ONE Group Announces New COO

Alejandro Munoz-Suarez to join from B&B Hospitality

NEW YORK – March 30, 2016 – The ONE Group Hospitality, Inc. (“The ONE Group”) (Nasdaq:STKS) today announced the appointment of Alejandro Munoz-Suarez as Chief Operating Officer (COO), effective March 31, 2016. He will report directly to Jonathan Segal, The ONE Group’s CEO.

Formerly President of B&B Hospitality’s Pacific Division, Mr. Munoz-Suarez will be responsible for leading business growth initiatives and driving profitability. In the near-term, he will manage the opening of several restaurants currently under construction or in development, including STK locations in Boston, Orlando, San Diego, Denver, Miami, Austin, Dallas, and Toronto.

“Alejandro’s lengthy tenure at B&B Hospitality provides a deep level of expertise in how to aggressively grow and scale a hospitality company, which will be instrumental in supporting the ambitious plans we have set through 2017,” stated Jonathan Segal, CEO, The ONE Group. “We remain focused on expanding the STK brand both domestically and internationally, and we are thrilled to have such a seasoned hospitality veteran join The ONE Group.”

About The ONE Group

The ONE Group (NASDAQ: STKS) is a global hospitality company that develops and operates upscale, high-energy restaurants and lounges and provides hospitality management services for hotels, casinos and other high-end venues both nationally and internationally. The ONE Group’s primary restaurant brand is STK, a modern twist on the American steakhouse concept with locations in major metropolitan cities throughout the U.S. and Europe. ONE Hospitality, The ONE Group’s food and beverage hospitality services business, provides the development, management and operations for premier restaurants and turn-key food and beverage services within high-end hotels and casinos. Additional information about The ONE Group can be found at www.togrp.com.

Cautionary Statement on Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, the Company’s determination to commence a rights offering, the development of a trading market for the subscription rights and the Company’s ability to complete the rights offering. In addition, a number of factors could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements, including but not limited to, (1) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, our ability to open new restaurants and food and beverage locations in current and additional markets, grow and manage growth profitably, maintain relationships with suppliers and obtain adequate supply of products and retain our key employees; (2) factors beyond our control that affect the number and timing of new restaurant openings, including weather conditions and factors under the control of landlords, contractors and regulatory and/or licensing authorities; (3) changes in applicable laws or regulations; (4) the possibility that The ONE Group may be adversely affected by other economic, business, and/or competitive factors; and (5) other risks and uncertainties indicated from time to time in our filings with the SEC, including our Annual Report on Form 10-K/A filed on April 1, 2015.

Exhibit 99.1

Investors are referred to the most recent reports filed with the SEC by The ONE Group Hospitality, Inc. Investors are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events, or otherwise.

Media Contact:

Sloane & Company

Dan Zacchei or Kate Traynor, 212-486-9500

Investor Contact:

ICR

Don Duffy or Michelle Epstein, 203-682-8200